SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2003

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Indiana	0-20625	35-1898452
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street Suite 100 Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Item 7(c).  Exhibits

99.1	Press Release, dated October 29, 2003, announcing the results of operations and financial condition of Duke Realty Corporation for the three months ended September 30, 2003.

99.2	Transcript of Conference Call Regarding Duke Realty Corporation's Third Quarter 2003 Operating Results Held on October 30, 2003.

Item 12.  Results of Operations and Financial Condition

On October 29, 2003, Duke Realty Corporation, the general partner of Duke Realty Limited Partnership, issued a press release announcing its results of operations and financial condition for the three months ended September 30, 2003.  This press release is attached hereto as Exhibit 99.1.  On October 30, 2003, management of Duke Realty Corporation conducted a conference call to review the registrant's third quarter 2003 operating results.  The transcript of that call is attached hereto in Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation, its general partner

	By:	/s/ Matthew A. Cohoat
Matthew A. Cohoat
Senior Vice President and Corporate Controller

Dated: November 4, 2003